UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2007


                              SEACOR HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  1-12289               33-3542736
  (State or other jurisdiction   (Commission File        (I.R.S. Employer
      of incorporation or             Number)         Identification Number)
         organization)


       2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA             33316
        (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code:
                                 (954)-523-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

            On March 13, 2007, Seacor Inland River Transport Inc., a subsidiary of SEACOR Holdings Inc. (the "Company"), acquired the inland river assets of Waxler Transportation Company, Inc. and Waxler Towing Company, Incorporated in exchange for the issuance of 202,972 shares of the Company's common stock, par value $0.01 per share. In addition, pursuant to the terms of the transaction, the Company is obligated to issue up to an additional 3,303 shares of the Company's common stock upon the satisfaction of working capital and certain other requirements after the closing. The issuance of the common stock was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.























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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SEACOR HOLDINGS INC.

Date: March 13, 2007                  By:  /s/ Alice Gran
                                          --------------------------------
                                            Name:  Alice Gran
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary